                                                            EXHIBIT 10.23



                           GUARANTOR PLEDGE AGREEMENT


         THIS GUARANTOR PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of January 17, 1995, is made by LASON HOLDINGS, INC., a Delaware corporation (the "Pledgor"), for the benefit of

         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with its principal offices in Charlotte, North Carolina ("First Union"), in its capacity as agent (the "Agent") for the Lenders (as such term is defined in the Loan Agreement referred to below).


                                    RECITALS

         A. Lason Systems, Inc., a Delaware corporation formerly known as Lason Acquisition Corp. (the "Borrower"), the Lenders and the Agent entered into a Loan Agreement dated as of the date hereof (as amended, modified, renewed, supplemented, restated or replaced from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to extend loans aggregating up to $25,000,000 to the Borrower. Capitalized terms that are not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         B. The Pledgor is the owner of all of the issued and outstanding capital stock of the Borrower.

         C. As a condition to the making of Loans under the Loan Agreement, the Lenders are requiring, among other things, that the Pledgor (i) guarantee the Borrower's performance of its Obligations under the Loan Agreement pursuant to a Guaranty Agreement dated as of the date hereof (the "Guaranty") and (ii) secure the Pledgor's obligations under such Guaranty (the "Guaranty Obligations") through a pledge of the Pledgor's stock in the Borrower as provided herein.

         D. The Pledgor will benefit from the extension of credit to the Borrower under the Loan Agreement, which benefits are hereby acknowledged, and, accordingly, has agreed to execute and deliver this Pledge Agreement.


                             STATEMENT OF AGREEMENT

                 NOW, THEREFORE, in consideration of the willingness of the Lenders to enter into the Loan Agreement and to agree, subject to the terms and conditions thereof, to make the Loans to the Borrower pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Agent, on behalf of the Lenders, hereby agree, for themselves, their successors and assigns, as follows:

         1. PLEDGE. As collateral security for the full and timely payment, performance and observance of the Guaranty Obligations, whether now existing or hereafter arising, the Pledgor herewith deposits and pledges with the Agent, for the benefit of the Lenders, in form transferable for delivery, and grants to the Agent, for the benefit of the Lenders, a security interest in all of the outstanding shares of capital stock of the Borrower owned by the Pledgor (as more fully described on EXHIBIT A) and such additional property at any time and from time to time receivable by the Pledgor or by the Agent hereunder or otherwise distributed in respect of or in exchange for any or all such shares (herein collectively referred to as the "Pledged Securities"), together with any and all proceeds and products of any of the foregoing in whatever form (the Pledged Securities and the proceeds and products thereof may be referred to collectively as the "Pledged Collateral"). Notwithstanding anything to the contrary contained herein, cash dividends received by Guarantor with respect to the Pledged Securities shall not constitute Pledged Collateral to the extent such cash dividends are permitted by the Loan Agreement.

         2. REPRESENTATIONS AND WARRANTIES. The Pledgor represents, warrants and covenants as follows:

         a. The Pledged Securities are duly and validly issued, and upon delivery hereunder, will be duly and validly pledged to the Agent, for the benefit of the Lenders, in accordance with applicable law. The Pledgor agrees to defend the Agent's and any Lender's right, title, lien and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

         b. The Pledgor has, and will have upon delivery hereunder, good title to all of the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except those granted to the Agent, for the benefit of the Lenders, herein and other Permitted Liens. The Pledgor agrees that it will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Agent or create or permit to exist any lien on or security interest in any of the Pledged Collateral, except for the security interest granted to the Agent, for the benefit of the Lenders, under this Pledge Agreement.

         c. No consent or approval of any governmental or regulatory authority, or of any securities exchange, was or is necessary to the validity of this pledge or for the exercise by the Agent, for the benefit of the Lenders, of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be





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

required in connection with the sale of the Pledged Securities upon foreclosure by laws affecting the offering and sale of securities generally.

         d. Upon delivery to the Agent, on behalf of the Lenders, of the stock certificates evidencing the Pledged Securities, accompanied by properly executed stock powers, the security interest and lien granted hereunder will constitute a valid, perfected first priority security interest in and lien upon the Pledged Collateral except for Permitted Liens.

         e. EXHIBIT A sets forth the percentage ownership of the Pledgor in the Borrower. There are no shareholders' agreements with respect to the voting or transfer of any stock of the Borrower or with respect to the Borrower's affairs or any shareholders' preemptive rights, rights of first refusal or other similar rights with respect to the issuance of stock by the Borrower.

         3. EVENT OF DEFAULT. The occurrence of any one of the following shall constitute an "Event of Default" hereunder: (a) an Event of Default as defined in the Guaranty, or (b) the failure of the Pledgor to perform its obligations hereunder if such failure is not cured to the Agent's satisfaction within thirty (30) days after the Pledgor acquires knowledge thereof.

         4. VOTING RIGHTS. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise the voting power with respect to the Pledged Securities, but only in a manner consistent with the terms hereof and of the Notes, the Loan Agreement and any other agreement or instrument evidencing or relating to the Obligations or the Guaranty Obligations, and for that purpose the Agent shall (if the Pledged Securities shall be registered in the name of the Agent or its nominee) execute or cause to be executed from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor, in such form and for such purposes as reasonably required by the Pledgor and as shall be specified in a written request therefor by the President or a Vice President of the Pledgor to enable the Pledgor to exercise such voting power with respect to the Pledged Securities.

         5. VOTING RIGHTS UPON EVENT OF DEFAULT. During the existence of an Event of Default, the Agent shall have the sole and absolute right, in addition to any other rights herein contained, to exercise all voting power with respect to the Pledged Securities, and in such event the Pledgor hereby irrevocably appoints the Agent as the Pledgor's true and lawful proxy to vote such shares in any manner that the Agent, for the benefit of the Lenders, deems advisable for or against all matters that may be submitted to a vote of such shareholders.





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

         6. DIVIDENDS; DISTRIBUTIONS. During the existence of an Event of Default, if any dividends or distributions of any kind are paid upon or with respect to any of the Pledged Securities, such sum shall be paid over to the Agent, for the benefit of the Lenders, to be held as additional collateral hereunder. If, at any time, any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another corporation, then in any such case the stock dividends, shares of stock or fractions thereof, distributions of capital, obligations or other property so distributed shall be delivered to the Agent, to be held by it as additional collateral hereunder, and all of the same shall constitute Pledged Collateral for all purposes hereof; and the Pledgor shall deliver to the Agent, for the benefit of the Lenders, an amended EXHIBIT A hereto to reflect the additional Pledged Securities delivered to the Agent. If any such dividends or distributions are received by the Pledgor, they shall be received in trust by the Agent, for the benefit of the Lenders, be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Agent, for the benefit of the Lenders, as Pledged Collateral in the same form as so received (with any necessary endorsement).

         During the existence of an Event of Default, any cash received and retained by the Agent as additional collateral hereunder pursuant to the foregoing provisions shall be held in an interest-bearing account for the benefit of the Pledgor and may at any time and from time to time be applied (in whole or in part) by the Agent, for the benefit of the Lenders, at its option to the payment of the Guaranty Obligations.

         7. TRANSFER UPON EVENT OF DEFAULT. During the existence of an Event of Default, the Agent, on behalf of the Lenders, may, at its option and without notice to the Pledgor, cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.

         8. REMEDIES; SALE OF PLEDGED COLLATERAL. The Agent, on behalf of the Lenders, shall have, in addition to the rights and remedies expressly granted hereunder, all rights and remedies of a secured party under the Uniform Commercial Code. During the existence of an Event of Default, the Agent, on behalf of the Lenders, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Pledged





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

Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Pledged Securities may be listed, or at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory, and in connection therewith the Agent may grant options. If any of the Pledged Collateral is sold by the Agent, for the benefit of the Lenders, upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Agent, for the benefit of the Lenders, may resell such Pledged Collateral. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral until cash payment of such sale has actually been received by the Agent. Each purchaser at any sale effected by the Agent, for the benefit of the Lenders, shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor, and the Pledgor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.
No demand, advertisement or notice, all of which are hereby expressly waived by the Pledgor, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral that threatens to decline speedily in value or that is of a type customarily sold in a recognized market; otherwise, the Agent shall give the Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demand, advertisements and notices being hereby waived. The Agent shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Pledged Collateral of a type customarily sold in a recognized market and upon each public sale, the Agent, the Lenders or any holder of any of the Guaranty Obligations, may purchase all or any of the Pledged Collateral being sold, free from any equity or right of redemption, which is hereby waived and released by the Pledgor, and may make payment therefor (by endorsement without recourse) of the Guaranty Obligations in lieu of cash to the amount then due thereon, which the Pledgor hereby agrees to accept. In the case of all sales of Pledged Collateral, public or private, after all costs and expenses of every kind for sale or delivery, including brokers' and reasonable attorneys' fees, shall be deducted from the proceeds of the sale, the Agent, for the benefit of the Lenders, shall apply any residue to the payment of the Guaranty Obligations. The balance, if any, remaining after payment in full of all of the





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

Guaranty Obligations shall be paid to the Pledgor, subject to any duty of the Agent and the Lenders imposed by law to the holder of any subordinate security interest in the Pledged Securities known to the Agent or the Lenders.

         9.      PUBLIC SALE.   The Pledgor acknowledges and agrees that any
public sale made pursuant to the terms of this Pledge Agreement may be effected in any manner permitted under applicable law (including without limitation a public sale of any or all of the Pledged Collateral, upon the giving of notice to the Pledgor and no more than ten private investment firms in accordance with
SECTION 8 hereof and the posting of notice of such sale in the courthouse in the county in which such sale is to be held and the publication of notice in the Wall Street Journal and at least one newspaper of general circulation in the locality where the sale is to be held) to a single purchaser who may be required to agree, among other things, to acquire such Pledged Securities for its own account for investment and not with a view toward the distribution or resale thereof. The Pledgor agrees that the Agent, upon becoming entitled to effect such a public sale in accordance with the terms hereof, may furnish prospective purchasers with such information concerning the financial position of the Pledgor as may be in the possession of the Agent. The Pledgor hereby authorizes the Agent to take any other actions in connection with such public sale to ensure compliance with all applicable laws, including without limitation all federal and state securities laws, and agrees that such a public sale made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         10. PRIVATE SALE. The Pledgor recognizes that the Agent, on behalf of the Lenders, may in its discretion sell all or a part of the Pledged Collateral in one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees (i) that if the Agent shall, pursuant to the terms of this Pledge Agreement, sell or cause the Pledged Securities or any portion thereof to be sold at private sale, the Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having a seat on the New York Stock Exchange as to the best manner in which to expose the Pledged Securities for sale and as to the best price reasonably obtainable at the private sale thereof, and (ii) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. The Pledgor waives any claims against the Agent or any Lender arising by reason of the fact that the price at which the Pledged Collateral may have been sold at any private sale effected by the Agent was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Guaranty Obligations, even if the Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.





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


         11. FURTHER ASSURANCES; WAIVERS. In furtherance of the exercise by the Agent of the power of sale granted to it hereunder, the Pledgor agrees that, upon request of the Agent and without expense to the Agent, the Pledgor will, if deemed necessary by the Agent or its counsel in connection with any sale, use its best efforts to obtain all necessary governmental approvals for the offering and sale by the Agent of any capital stock or indebtedness subject to this Pledge Agreement and proposed to be offered and sold by the Agent pursuant hereto; provided, however, that the Pledgor shall have no obligation to pay any expenses incurred by the Agent in connection with any public offering of the Pledge Collateral, other than a public sale conducted in accordance with SECTION 9 hereof. The Pledgor shall, at the Pledgor's expense, do such further acts and things, and execute and deliver such agreements and instruments, as the Agent or any Lender may at any time request in connection with the administration or enforcement of this Pledge Agreement or related to the Pledged Collateral or any part thereof or in order better to assure and confirm unto the Agent and the Lenders their respective rights, powers and remedies hereunder. To the extent that it lawfully may, the Pledgor agrees that it will not invoke or utilize any law now or hereafter in force, including without limitation any right to prior notice or judicial hearing in connection with the Agent's taking possession or the Agent's disposition of any of the Pledged Collateral and any appraisal, valuation, stay, extension, moratorium or redemption law, which might cause delay in or impede the enforcement of the rights of the Agent and the Lenders under this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and hereby waives the benefit of all such laws. The Pledgor agrees that it will not interfere with any right, power or remedy of the Agent or any Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent or any Lender of any one or more of such rights, powers or remedies. The Pledgor hereby waives diligence, presentment, demand of payment, protest or notice with respect to the Guaranty Obligations, and all other demands whatsoever. The Pledgor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Pledgor or otherwise.

         12. CUMULATIVE REMEDIES. The remedies provided herein in favor of the Agent, for the benefit of the Lenders, shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Agent and any Lender existing at law or in equity.

         13. POWER OF EXECUTION. During the existence of an Event of Default, the Agent, for the benefit of the Lenders, shall have the right, for and in the name, place and stead of the Pledgor, to





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execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

         14. LIEN ABSOLUTE. All rights of the Agent and the Lenders hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         a. any lack of validity or enforceability of the Notes, the Loan Agreement or any other agreement or instrument governing or evidencing any of the Obligations or the Guaranty Obligations;

         b. any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or the Guaranty Obligations (including without limitation any increases or decreases in the principal amount of or interest on the Obligations), or any other amendment or waiver of or any consent to any departure from the Notes, the Loan Agreement, or any other agreement or instrument governing or evidencing any of the Obligations or the Guaranty Obligations;

         c. any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or the Guaranty Obligations; or

         d. any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations, the Guaranty Obligations, the Guaranty or this Pledge Agreement.

         15. CARE OF PLEDGED COLLATERAL. Neither the Agent nor any Lender shall have any duty as to the collection or protection of the Pledged Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any Pledged Collateral actually in its possession. Neither the Agent nor any Lender shall have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, redemptions, offers, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any such Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. The Pledgor releases the Agent and each Lender from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Pledged Collateral or any actions taken or omitted to be taken by the Agent, for the benefit of the Lenders with respect thereto, and the Pledgor hereby agrees to hold the Agent and each Lender harmless from and with respect to any and all such claims, causes of action and demands other than those resulting from the gross negligence or willful misconduct of the Agent or any Lender.





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


         16. AGENT APPOINTED ATTORNEY-IN-FACT. Upon the occurrence and during the continuance of any Event of Default, the Pledgor hereby appoints the Agent, for the benefit of the Lenders, or the Agent's designees, successors or assigns as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument that the Agent, for the benefit of the Lenders, may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral that the Agent, for the benefit of the Lenders, is entitled to receive hereunder or any part thereof and to give full discharge for the same, and, upon the occurrence and during the continuance of an Event of Default, to arrange for the transfer of all or any part of the Pledged Collateral on the books of the issuer or issuers of the Pledged Securities to the name of the Agent or the Agent's nominee.

         17. NO WAIVER; AMENDMENTS. No delay on the part of the Agent, the Lenders or of any holder of any of the Guaranty Obligations in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No amendment of any provision of this Pledge Agreement shall in any event be effective unless the same shall be in writing and signed by the Agent and the Pledgor.


         18. EXPENSES. The Pledgor agrees to pay the Agent or any Lender, upon its demand, all of such Agent's or Lender's reasonable out- of-pocket expenses (including its reasonable attorneys' fees) incurred in connection with the administration or enforcement of this Pledge Agreement, the care and custody of the Pledged Collateral (or any part thereof), and the sale or collection of the Pledged Collateral (or any part thereof). If the Pledgor fails to do any act or thing which the Pledgor has covenanted to do hereunder, or if any representation or warranty on the part of the Pledgor contained herein is breached in any material respect, the Agent, on behalf of the Lenders, may (but shall not be obligated to) do the same or cause it to be done, or remedy any such breach, and there shall be added to the liabilities of the Pledgor hereunder the cost or expense to the Agent in so doing, and any and all amounts expended by the Agent in taking any such action shall be repayable to the Agent, for the benefit of the Lenders, by the Pledgor on demand by the Agent.

         19. NOTICE. All notices and other communications given to or made upon any party hereto in connection with this Pledge Agreement shall be given in accordance with the provisions for notice in the Guaranty.





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

         20. CAPTIONS. The captions to the various sections of this Pledge Agreement have been inserted for convenience only and shall not limit or affect the terms hereof.

         21. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

         22. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute but one and the same agreement.

         23. GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE AGENT AND THE LENDERS AND THE PLEDGOR HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), CANNOT BE CHANGED ORALLY AND SHALL BIND AND INURE TO THE BENEFIT OF THE PLEDGOR, THE AGENT AND THE LENDERS AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS.

         24. TERMINATION; ASSIGNMENT. This Pledge Agreement and the security interests in the Pledged Collateral created hereby will terminate when all of the Guaranty Obligations have been paid and finally discharged in full, when the Lenders' obligation to make advances under the Loan Agreement has been terminated, and when any and all Swap Agreements have expired or been cash settled. In the event of a sale or assignment by the Agent or any Lender of all or any of the Guaranty Obligations held by it, the Agent or such Lender may assign or transfer its rights and interest under this Pledge Agreement in whole or in part to the purchaser or purchasers of such Guaranty Obligations, whereupon such purchaser or purchasers will become vested with all of the powers, rights and responsibilities of the Agent or such Lender hereunder, and the Agent or such Lender, as applicable, will thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights, interest and responsibilities so assigned, other than liabilities arising out of actions taken prior to the date of assignment.

         Upon termination of this Pledge Agreement or upon any partial release of Pledged Collateral to the Pledgor, the Agent shall, upon the request of the Pledgor, promptly assign, transfer and deliver to the Pledgor (without recourse, without representation or warranty and on an "as is" basis), any such released Pledged Collateral that is in the possession of the Agent or its subagents (to the extent not sold or otherwise applied pursuant to the terms hereof), together with proper instruments (including Uniform Commercial Code termination statements) acknowledging the





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termination of this Pledge Agreement or the release of such Pledged Collateral, as applicable.

         25. CONFLICT OF TERMS. The terms of this Pledge Agreement and the terms of the Loan Agreement shall be construed and interpreted to the fullest extent possible to give effect to all such terms. In the event of any conflict between the terms of this Pledge Agreement and the Loan Agreement, the terms of the Loan Agreement shall control.

         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed under seal as of the day and year first above written.


                                                 LASON HOLDINGS, INC.


                                                 By: /s/ Allen J. Nesbitt
                                                     -----------------------
                                                 Name: Allen J. Nesbitt
                                                 Title:  President





                                                 Accepted by:

                                                 FIRST UNION NATIONAL BANK
                                                   OF NORTH CAROLINA, AS AGENT


                                                 By:/s/ Braxton B. Comer
                                                    -------------------------
                                                    Braxton B. Comer
                                                    Vice President





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

         The undersigned corporation joins in the execution of this Pledge Agreement to represent and warrant to the Agent and the Lenders that EXHIBIT A attached hereto accurately and completely describes the equity ownership of such corporation, and the stock certificates representing such equity ownership, and to covenant to the Agent and the Lenders that no further securities of such corporation (whether stock, warrants, options or otherwise), or stock certificates, shall be issued during the term of this Pledge Agreement without the Agent's prior written consent. To the extent that it lawfully may, the undersigned corporation agrees that it will not invoke or utilize any law now or hereafter in force, including without limitation any right to prior notice or judicial hearing in connection with the Agent's taking possession or the Agent's disposition of any of the Pledged Collateral and any appraisal, valuation, stay, extension, moratorium or redemption law, which might cause delay in or impede the enforcement of the rights of the Agent and the Lenders under this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and hereby waives the benefit of all such laws. The undersigned corporation agrees that it will not interfere with any right, power and remedy of the Agent or any Lender provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent or any Lender of any one or more of such rights, powers or remedies.


                                           LASON SYSTEMS, INC.



                                           By:/s/ Allen J. Nesbitt
                                              ------------------------
                                                  Allen J. Nesbitt
                                              ------------------------
                                              ____________ President

                                               Exhibit A to Pledge Agreement
                                               First Union National Bank
                                                 of North Carolina, as Agent
                                               Lason Systems, Inc.
                                               January 17, 1995 / $25,000,000
                                               _________________________________

                                   EXHIBIT A





        Name of             Class of              Number of                 Percentage of             Certificate
        Issuer               Stock                 Shares                Outstanding Shares             Number
        ------               -----                 ------                ------------------             ------
Lason Systems, Inc.         Common                 1,000                        100%                      1
